Exhibit 99.2

Contact:
Karen Chang
Senior Vice President &

Chief Financial Officer

Phone: (215) 564-5900
Email: ir@luminentcapital.com

LUMINENT REPORTS PROJECTIONS OF PORTFOLIO CASH FLOW

PHILADELPHIA, PA, June 24, 2008 — Luminent Mortgage Capital, Inc. (OTCBB: LUMC) reported today that it expects principal and interest cash flows on its portfolio of mortgage-backed securities of $31.3 million over the next 12 months.

“We are pleased with the progress we have made in stabilizing our short-term funding risk, however it has placed significant strain on our projected portfolio cash flow,” said Zachary H Pashel, Chief Executive Officer. “Due to the decline in market value of our portfolio that resulted from the subprime mortgage crisis, we have disposed of a substantial portion of our mortgage-backed securities portfolio in order to meet our financing obligations. The investment opportunities that exist for Luminent today are numerous, but we are faced with the necessity to restructure and recapitalize our balance sheet to place our company on solid ground for future growth plans.”

As of June 23, 2008, substantially all of Luminent’s mortgage-backed securities portfolio, which is not collateral to non-recourse collateralized debt obligations, is pledged as collateral to the $182.6 million of repurchase agreement financing Luminent had outstanding with an affiliate of Arco Capital Corporation Ltd.

The attached schedule of Supplemental Financial Information contains information on Luminent’s projected portfolio cash flows.

This news release and Luminent’s filings with the Securities and Exchange Commission contain forward-looking statements that predict or describe future events or trends. The matters described in these forward-looking statements are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond Luminent’s control and are based on the information currently available to Luminent’s management. Luminent faces many risks that could cause its actual performance to differ materially from the results expressed or implied by its forward-looking statements, including, without limitation, the possibilities that interest rates may change, that principal payment rates may change, that Luminent may experience unanticipated margin calls, that the collateral securing its indebtedness may become illiquid with a resulting drop in value, that Luminent may not be able to maintain its qualification as a REIT for federal income tax purposes, that Luminent may experience the risks associated with investing in mortgage related securities, including changes in business conditions and the general economy, and that Luminent’s strategies may not be effective (including portfolio management and hedging strategies and strategy to protect net interest spreads). Luminent’s filings with the Securities and Exchange Commission contain a more complete description of these and many other risks to which Luminent is subject. Because of those risks, Luminent’s actual results, performance or financial condition may differ materially from the results, performance or financial condition contemplated by its forward-looking statements. The information set forth in this news release represents management’s current expectations and intentions. Luminent assumes no responsibility to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. The content of this press release is qualified in its entirety to the appropriate documents filed with the SEC on Form 8-K.

ADDITIONAL INFORMATION

Luminent LLC, an affiliate of the Company, has filed a Form S-4 registration statement with the SEC, which contains a preliminary proxy statement/prospectus relating to the Company’s 2008 annual meeting of stockholders and other relevant documents in connection with the proposed restructuring. The definitive proxy statement/prospectus will be mailed to the stockholders of the Company when it becomes available. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials, when they become available, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents by contacting Karen Chang, Luminent Mortgage Capital, Inc., 1515 Market Street, Suite 2000, Philadelphia, PA 19102; telephone: (215) 564-5900.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning such participants’ ownership of the Company’s common stock will be set forth in the proxy statement/prospectus when it becomes available. This communication does not constitute an offer of any securities for sale.

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION

Luminent projects portfolio cash flow using internally generated cash flow analysis, available market information and other appropriate valuation methodologies. These estimates involve matters of uncertainty, judgment in interpreting relevant market data and are inherently subjective in nature. Many factors are necessary to project portfolio cash flow, including, but not limited to, interest rates, prepayment rates, amount and timing of credit losses, supply and demand, liquidity, cash flows and other market factors. Luminent applies these factors to its portfolio as appropriate in order to project portfolio cash flow. The following schedule details the projected principal and interest cash flow of Luminent’s mortgage-backed securities portfolio comprised of securities retained from its securitization trusts and purchased from third parties that are substantially all financed with repurchase agreements using various asset specific assumptions for prepayment rate, default rate and severity as of June 23, 2008 (in millions):

Quarter Ended	Amount
September 30, 2008	$11.7
December 31, 2008	7.4
March 31, 2009	6.6
June 30, 2009	5.6
Thereafter	235.1

Total	$266.4

The table above excludes mortgage-backed securities which have been financed through non-recourse collateralized debt obligations and are pledged as collateral thereto.

The cash flow projections included in the table above were determined using the following assumptions:

Collateral Type	Prepayment Rate	Severity
Alt-A	12%	35-45%
Subprime	10%	60%

Assumptions for default rates are determined on a bond specific basis based on performance history and collateral characteristics.

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION (Continued)

The following schedule details the cash flow requirements for contractual principal and estimated interest payments required under Luminent’s financing obligations, excluding non-recourse mortgage-backed notes and non-recourse collateralized debt obligations, as of June 23, 2008 (in millions):

	Repurchase	Term	Convertible Senior		Junior Subordinated	Revolving
Quarter Ended	Agreements(1)	Notes(2)	Notes		Debt	Line of Credit(4)	Total
September 30, 2008	$184.1	$9.4	$3.9	(3)	$1.7	$—	$199.1
December 31, 2008	—	9.3	3.7		1.8	—	14.8
March 31, 2009	—	2.2	—		1.8	—	4.0
June 30, 2009	—	2.2	3.7		1.9	—	7.8
Thereafter	—	17.5	221.6		313.9	20.6	573.6

Total	$184.1	$40.6	$232.9		$321.1	$20.6	$799.3

(1) In general, repurchase agreement obligations renew each month for a period of approximately 30 days.
(2) Balances include certain term amounts due under the “June 2008 Expansion Loan” as described in the Third Amendment to the Amended and Restated Credit Agreement with Arco Capital Corporation, Ltd., or Arco.
(3) Assumes semi-annual interest payment on convertible senior notes which was due June 2, 2008 is paid on July 2, 2008.
(4) The revolving line of credit facility has a stated maturity of 2012. The terms of the facility require repayment from the sale of assets and excess cash flows as defined in the agreement. Balances exclude certain term amounts due under the “June 2008 Expansion Loan” as described in the Third Amendment to the Amended and Restated Credit Agreement with Arco. Balance represents the principal outstanding on the line of credit plus estimated accrued interest through the stated maturity at the current interest rate.

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION (Continued)

The following schedule details Luminent’s mortgage-backed securities portfolio comprised of securities purchased from third parties that are substantially all financed with repurchase agreements as of June 23, 2008:

CUSIP	Description	Original Face	Current Face
00400DAD9	ACCDO 12A C	1,500,000	1,500,000
00441XAM6	ACE 06NC2 M7	2,941,000	2,941,000
004421WV1	ACE 06HE1 M5	9,343,000	9,343,000
02149VBA6	CWALT 073T1 B2	6,022,000	5,964,511
02150LAX5	CWALT 712T1 B1	1,300,000	1,290,656
02150LAY3	CWALT 712T1 B2	1,300,000	1,290,656
04544NAM6	ABSHE 06HE6 M8	400,000	400,000
12627HAS9	CSAB 0602 M6	1,020,000	1,020,000
12667GMU4	CWALT 0516 B3	5,232,000	4,677,004
12690AAA5	CSMCN 074A R1	435,917,382	400,374,182
17309QAM6	CMLTI 6WFH3 M8	2,458,000	2,458,000
23246KBV2	CWALT 71T1 B1	300,000	297,315
23332UCT9	DSLA 05AR1 B4	9,738,000	8,055,749
320275AM2	FFML 6FF16 M7	2,128,000	2,128,000
320276AN8	FFML 06F9 M7	1,000,000	1,000,000
320277AL0	FFML 06FF7 M5	10,563,000	10,563,000
35562QAK4	FHLMC 05S01 14	5,500,000	5,143,702
35729MAP2	FHLT 063 M9	4,000,000	4,000,000
35729QAM0	FHLT 06B M7	2,000,000	2,000,000
35729QAP3	FHLT 06B M9	3,000,000	3,000,000
35729TAP7	FHLT 06C M9	3,833,000	3,833,000
395385BA4	GPHE 044 B	3,644,716	480,220
39538WCQ9	GPMF 05AR4 B2	9,844,000	9,267,527
402552AG8	GULF 0071A C	5,000,000	5,162,789
402552AJ2	GSATL 071A D	1,000,000	1,039,762
43731RAC0	HOMRE 061A B1	5,427,000	3,715,329
43739HAE0	HMBT 0602 B1	1,249,000	1,249,000
44328AAP5	HASC 06HE1 M8	549,000	549,000
45660LCX5	INDX 05AR2 B4	11,355,000	8,183,317
68389BAK9	OOMLT 0603 M7	3,000,000	3,000,000
74922PAG9	RALI 07QA2 B1	1,479,000	1,479,000
75156QAM8	RAMP06RS6 M8	1,249,000	1,249,000
75156YAM1	RAMP06RS5 M8	1,045,000	1,045,000
83169WAJ1	SHOME 052A B1	10,000,000	10,000,000
83169WAN2	SHOME 052A N6	20,000,000	20,000,000
83587CAB6	SORIN 65A AJ	2,000,000	2,000,000
86359RAN6	SASC 06BC4 M8	250,000	250,000
86361EAP6	SASC 06WF3 M9	901,000	901,000
86361EAQ4	SASC 06WF3 M0	3,000,000	3,000,000
92922FT99	WAMU 05AR8 B0	16,663,000	13,431,194
92922FV70	WAMU 05AR9 B4	14,301,000	11,138,437
93362YAJ1	WMSI 06AR5 B2	3,000	2,998

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION (Continued)

The following schedule details Luminent’s mortgage-backed securities portfolio comprised of securities retained from its securitization trusts that are substantially all financed with repurchase agreements as of June 23, 2008:

CUSIP	Description	Original Face		Current Face
159845AA4	CFORT 071A SB		17,000,000	17,000,000
159846AF1	CFORT 071A D2		13,000,000	13,349,877
159846AG9	CFORT 071A E		10,000,000	10,608,452
550279AF0	LUM 0501 B2		6,767,000	6,767,000
550279AG8	LUM 0501 B3		4,165,000	4,165,000
550279AH6	LUM 0501 B4		2,603,000	2,603,000
550279AJ2	LUM 0501 B5		2,603,000	2,603,000
550279AK9	LUM 0501 B6		1,301,000	1,301,000
LMC0501OC	LUM 051 BI		2,870,080	2,830,818
550279AR4	LUM 0601 AR		—	—
550279AT0	LUM 0601 B1		9,135,461	8,814,813
550279AU7	LUM 0601 B2		706,109	681,914
550279AV5	LUM 0601 B3		7,202,000	6,955,224
550279AW3	LUM 0601 B4		5,761,000	5,563,600
550279AX1	LUM 0601 B5		4,320,724	1,834,258
550279BE2	LUM 0602 PO		100	498,259
550279BF9	LUM 0602 AR		—	—
550279BK8	LUM 0602 B4		10,419,000	10,373,991
550279BL6	LUM 0602 B5		8,015,000	7,980,376
55027AAL4	LUM 0603B M2		3,763,000	3,678,787
55027AAM2	LUM 0603B M3		2,822,000	2,758,846
55027AAP5	LUM 0603B M5		1,569,000	911,176
55027ABB5	LUM 0603A B2		4,244,000	4,244,000
55027ABD1	LUM 0603A B4		672,000	672,000
55027ABF6	LUM 0603 IO		4,029,996	4,058,945
55027ABG4	LUM 0603 R		—	—
55027ABH2	LUM 0603	P	100	100
55027BAE8	LUMI 0604 P0		100	100
55027BAF5	LUMI 0604 AR		—	—
55027BAK4	LUMI 0604 B4		6,215,000	6,204,209
55027BAL2	LUMI 0604 B5		5,469,000	5,459,504
55027BAM0	LUMI 0604 B6		4,475,403	3,071,499

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION (Concluded)

CUSIP	Description	Original Face		Current Face
55027WAN2	LUM 0702 R		—	—
55027WAP7	LUM 0702 RX		—	—
55027XAD2	LUM 0605 X		—	—
55027XAE0	LUM 0605 P0		100	100
55027XAF7	LUM 0605 R		—	—
55027XAK6	LUM 0605 B4		6,614,000	6,586,950
55027XAM2	LUM 0605 B6		63	40
55027YAQ1	LUM 0606B9		2,318,000	2,318,000
55027YAR9	LUM 0606 C		4,635,311	4,636,394
55028BAC1	LUM 0607A M1		2,580,000	2,580,000
55028BAT4	LUM 0607A C		949,318	950,370
55028BAV9	LUM 0607A	P	100	100
55028BAW7	LUM 0607B C		5,807,383	5,809,325
55028BAY3	LUM 0607B	P	100	100
55028CAR6	LUM 0701 IJ		2,157,338	2,158,893
55028CAS4	LUM 0701 IM		—	—
55028CAT2	LUM 0701 IL		2,476,349	2,475,554
55028CAW5	LUM 0701 R		—	—
55028CAX3	LUM 0701 RX		—	—
55028EAL5	LUM 0702 IQ		—	—